UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

PROSIGHT GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38996	35-2405664

(Commission File Number)	(I.R.S. Employer Identification No.)

412 Mt. Kemble Avenue, Suite 300,
Morristown, New Jersey	07960

(Address of Principal Executive Offices)	(Zip Code)

(973) 532-1900

Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	PROS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 15, 2021, ProSight Global, Inc., a Delaware corporation (the “Company”), TowerBrook Capital Partners L.P. (“TowerBrook”) and Further Global Capital Management (“Further Global”) issued a joint press release announcing that the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pedal Parent Inc., a Delaware corporation (“Parent”), owned by TowerBrook, Further Global and their affiliated funds, and Pedal Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, subject to the terms and conditions therein, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent. Under the terms of the Merger Agreement, the Company stockholders will receive $12.85 per share of common stock.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the Merger, financial condition, results of operations and business of the Company and certain plans and objectives of the Board of Directors of the Company. All statements other than statements of historical or current facts included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements.

Although the Company believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties include: risks and uncertainties related to the proposed transaction with Parent and Merger Sub including, but not limited to: the expected timing and likelihood of completion of the pending Merger; the risk that the parties may not be able to satisfy the conditions to the pending Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the pending  Merger could have adverse effects on the market price of the Company’s common stock; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, agents or business counterparties, and on its operating results and businesses generally. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of the Company can be found in the filings of the Company made from time to time with the SEC. Unless indicated otherwise, the terms  “ProSight,” “Company,” “we,” “us,” and “our” each refer collectively to the Company and its subsidiaries.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the pending Merger involving the Company and Parent. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to the Company’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free on the Company’s website at https://investors.prosightspecialty.com/home/default.aspx.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release, dated January 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProSight Global, Inc. (Registrant)

Date: January 15, 2021	By:	/s/ Frank D. Papalia
Frank D. Papalia
Chief Legal Officer